EXHIBIT 2.3

CUSIP No.  489398107

AGREEMENT CONCERNING JOINT FILING

OF SCHEDULE 13D

The undersigned agree as follows:

(i) each of them is individually eligible to use the Schedule 13D/A to which this Exhibit is attached, and such Schedule 13D/A is filed on behalf of each of them; and

(ii) each of them is responsible for the timely filing of such Schedule 13D/A and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Dated: August 25, 2021

V. PREM WATSA

/s/ V. Prem Watsa

FFHL GROUP LTD.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

THE SECOND 810 HOLDCO LTD.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

THE SECOND 1109 HOLDCO LTD.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

THE SIXTY TWO INVESTMENT COMPANY LIMITED

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

12002574 CANADA INC.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

ODYSSEY REINSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

FAIRFAX FINANCIAL HOLDINGS LIMITED

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Vice President and Chief Operating Officer

FAIRFAX (US) INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ODYSSEY GROUP HOLDINGS, INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY (U.S.) INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ZENITH NATIONAL INSURANCE CORP.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY, LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD SURPLUS LINES INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

1102952 B.C. UNLIMITED LIABILITY COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY HOLDINGS I, LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD SPECIALTY INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

AW UNDERWRITERS INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE HOLDINGS (U.S.) INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ODYSSEY US HOLDINGS INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE HOLDINGS (IRELAND) LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ZENITH INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

RESOLUTION GROUP REINSURANCE (BARBADOS) LIMITED

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

BRIT INSURANCE HOLDINGS LIMITED

By:	/s/ Mark Allan
	Name:	Mark Allan
	Title:	Director

BRIT SYNDICATES LIMITED

By:	/s/ Mark Allan
	Name:	Mark Allan
	Title:	Director

BRIT REINSURANCE (BERMUDA) LIMITED

By:	/s/ Mark Allan
	Name:	Mark Allan
	Title:	Director

BRIT UW LIMITED

By:	/s/ Mark Allan
	Name:	Mark Allan
	Title:	Director

BRIT LIMITED

By:	/s/ Mark Allan
	Name:	Mark Allan
	Title:	Chief Financial Officer and Director